UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 2, 2003

TRIQUINT SEMICONDUCTOR, INC.
(Exact name of the registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 N.E. Brookwood Parkway, Hillsboro, Oregon		97124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(503) 615-9000

Not applicable
(Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a)           On January 2, 2003 (the “Closing Date”), TriQuint Semiconductor, Inc. (“TriQuint”), finalized the acquisition of a substantial portion of Agere Systems Inc.’s (“Agere”) optoelectronics business (“Agere’s Optoelectronics Business”) pursuant to an Asset Purchase Agreement between Agere and TriQuint dated as of October 21, 2002 (the “Agreement”), as amended by Amendment No. 1 to the Asset Purchase Agreement dated as of January 2, 2003 (the “Amendment”).  The acquisition of Agere’s Optoelectronics Business (the “Acquisition”) will be accounted for as a purchase.

As of the Closing Date, TriQuint paid Agere $35.0 million from its immediately available cash.  TriQuint will pay Agere an additional $5.0 million in cash upon the closing for the transfer of certain real property, which is scheduled to occur no later than March 31, 2003.  The purchase price and other terms of the transaction were determined by arms-length negotiations between TriQuint and Agere.  Prior to the Closing Date of the Acquisition, none of TriQuint, its affiliates, officers or directors, had any material relationship with Agere or any affiliate, officer or director of Agere.

The above description of the Acquisition is a summary only.  A copy of the Agreement, the Amendment, the Assignment and Bill of Sale and Assumption Agreement by and between TriQuint Optoelectronics, Inc. and Agere dated as of January 2, 2003, the Assignment and Bill of Sale and Assumption Agreement by and between TriQuint Technology Holding Co. and Agere dated as of January 2, 2003, the Intellectual Property Agreement by and between TriQuint and Agere dated as of January 2, 2003, the Purchase Agreement by and between TriQuint and Agere dated as of January 2, 2003, the Transition Services Agreement by and between TriQuint and Agere dated as of January 2, 2003 and the Equity Purchase Agreement by and among TriQuint, TriQuint International Holding Co., TriQuint International Holding LLC, Agere, Agere Systems International, LLC and Agere Systems de Mexico, S. DE R.L. DE C.V. dated as of January 2, 2003 are filed herewith as Exhibits 2.1, 2.1.1, 2.1.2, 2.1.3, 2.1.4, 2.1.5, 2.1.6 and 2.1.7, respectively, and describe the terms of the Acquisition.  Such exhibits are incorporated herein by reference.

(b)           Prior to the Acquisition, Agere’s Optoelectronics Business was a provider of design and manufacturing of optoelectronics products.  TriQuint intends to continue to use these assets in the same capacity, but is evaluating alternatives for the manufacturing operations and may dispose of certain assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.

TriQuint will file financial information by amendment to this Current Report on Form 8-K as soon as possible, but in no event later than sixty days after the date that this Current Report on Form 8-K was required to be filed initially.

(b)           Pro Forma Financial Information.

TriQuint will file financial information by amendment to this Current Report on Form 8-K as soon as possible, but in no event later than sixty days after the date that this Current Report on Form 8-K was required to be filed initially.

(c)           Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of October 21, 2002

2.1.1	Amendment No. 1 to Asset Purchase Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of January 2, 2003

2.1.2	Assignment and Bill of Sale and Assumption Agreement by and between Agere Systems Inc. and TriQuint Optoelectronics, Inc. dated as of January 2, 2003

2.1.3	Assignment and Bill of Sale and Assumption Agreement by and between Agere Systems Inc. and TriQuint Technology Holding Co. dated as of January 2, 2003

2.1.4	Intellectual Property Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of January 2, 2003

2.1.5	Purchase Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of January 2, 2003

2.1.6	Transition Services Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of January 2, 2003

2.1.7

Equity Purchase Agreement by and among Agere Systems Inc., Agere Systems International, LLC, TriQuint Semiconductor, Inc., TriQuint International Holding Co., TriQuint International Holding LLC and Agere Systems de Mexico, S. DE R.L. DE C.V. dated as of January 2, 2003

99.1	Press Release dated January 2, 2003

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the above exhibits have been omitted.  TriQuint agrees to supplementally furnish such schedules upon request of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2003	TRIQUINT SEMICONDUCTOR, INC.

	By:	/s/ Raymond A. Link
Raymond A. Link
Vice President, Finance and Administration, Chief Financial Officer and Secretary

Index to Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of October 21, 2002

2.1.1	Amendment No. 1 to Asset Purchase Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of January 2, 2003

2.1.2	Assignment and Bill of Sale and Assumption Agreement by and between Agere Systems Inc. and TriQuint Optoelectronics, Inc. dated as of January 2, 2003

2.1.3	Assignment and Bill of Sale and Assumption Agreement by and between Agere Systems Inc. and TriQuint Technology Holding Co. dated as of January 2, 2003

2.1.4	Intellectual Property Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of January 2, 2003

2.1.5	Purchase Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of January 2, 2003

2.1.6	Transition Services Agreement by and between Agere Systems Inc. and TriQuint Semiconductor, Inc. dated as of January 2, 2003

2.1.7

Equity Purchase Agreement by and among Agere Systems Inc., Agere Systems International, LLC, TriQuint Semiconductor, Inc., TriQuint International Holding Co., TriQuint International Holding LLC and Agere Systems de Mexico, S. DE R.L. DE C.V. dated as of January 2, 2003

99.1	Press Release dated January 2, 2003

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the above exhibits have been omitted.  TriQuint agrees to supplementally furnish such schedules upon request of the Securities and Exchange Commission.